UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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TERRA NOSTRA RESOURCES CORP.
(Name of Registrant as Specified in its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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Date Filed: June 2, 2008

TERRA NOSTRA RESOURCES CORP.

790 East Colorado, 9th Floor

Pasadena, CA 91101

June 2, 2008

Dear Fellow Terra Nostra Resources Corp. Shareholder:

You are invited to attend our Annual Meeting of Shareholders on Monday, June 23, 2008 at the Boardroom of the Company’s Joint Venture subsidiary, Shandong Quanxin Stainless Steel Co., Ltd., 138 Zhongrun Street, Zibo City, Shangdong, Peoples Republic of China.

At the meeting we will ask you to elect the Board of Directors, to ratify the appointment of the independent registered public accountants and to consider one shareholder proposal to approve our 2008 stock option and stock award plan.  We will also review the progress of the Company during the past year and answer your questions.  We are not soliciting proxies for this meeting.  However, you have the option of submitting a Proxy instead of attending the Meeting.  If you elect to use a Proxy and require a sample form of Proxy, please contact the Company by telephone at (626) 796-0088 or e-mail to dnicholson@tnr-corp.com, and a sample will be provided to you for your convenience. You may use the designated Proxy holder on the sample Proxy provided at your request or you may insert another person that you so desire to attend and vote in your stead.

Cordially,

/s/ Sun Liu James Po

Sun Liu James Po

Chief Executive Officer

DEFINITIVE INFORMATION STATEMENT

TERRA NOSTRA RESOURCES CORP.

790 East Colorado, 9th Floor, Pasadena, CA 91101

THE COMPANY IS NOT SOLICITING PROXIES FOR THIS MEETING

TERRA NOSTRA RESOURCES CORP.

a Nevada Company

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given of the time and place of an Annual Meeting of the Shareholders of Terra Nostra Resources Corp. (the “Company”).  Such meeting to be held at the Boardroom of Shandong Quaxin Stainless Steel Co., Ltd. at 138 Zhongrun Street, Zibo City, Shangdong, Peoples Republic of China on Monday, June 23, 2008 at the hour of at 1:00p.m. local time for the following purposes:

-

Elect the Board of Directors.

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Ratify the appointment of the independent registered public accountants.

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Act upon on shareholder proposal to approve the Company’s 2008 Stock Option and Stock Award Plan.

Holders of record of the Company’s Common Stock as of the close of business on May 19, 2008 ( the “Record Date”) will be entitled to vote at the Meeting.

June 2, 2008

/s/ Donald Nicholson

Donald Nicholson

Secretary

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who can attend the Annual Meeting?

Only shareholders of record as of the close of business on May 19, 2008, their authorized representative and guests will be able to attend the Annual Meeting.  Those attending the Annual Meeting must bring photo identification.

How do I vote at the Annual Meeting?

If you wish to vote at the Annual Meeting, written ballots will be available at the meeting.

If you are a registered shareholder (your shares are held in your name) and plan to attend the Annual meeting, you can obtain a ballot at the Annual Meeting by presenting your photo identification.

If you are a beneficial owner (your shares are held in the name of a bank, broker or other holder of record) and plan to attend the Annual Meeting, you can obtain a ballot at the meeting by presenting your proof of ownership, such as a bank or brokerage account statement or a letter from your bank or brokerage firm or other holder of record confirming your ownership.

How do I vote if I cannot attend the Meeting?

All shareholders who are entitled to vote on the matters that come before the Annual Meeting have the opportunity to do so whether or not they attend the meeting in person.

We are not soliciting proxies for this meeting however you have the option of submitting a proxy instead of attending the Meeting.  If you elect to use a proxy and require a sample form of proxy, please contact the Company by telephone at (626) 796-0088 or e-mail to dnicholson@tnr-corp.com, and a sample will be provided to you for your convenience.

Registered Shareholders – If you are a registered shareholder holding shares directly in the Company under your own name and are unable to attend the Annual Meeting, you can vote your shares by proxy by mailing or faxing the proxy to the Company to arrive no less than 48 hours prior to the date of the Annual Meeting.  You may use the designated Proxy holder on the sample Proxy provided at your request or you may insert another person that you so desire to attend and vote in your stead.

Beneficial Owners – If you are a beneficial owner holding shares through a bank, broker or other holder of record and are unable to attend the Annual meeting, you can request a form of proxy from the Company and  refer to the information provided by that entity for instructions  on how to vote your shares.

If I provide a proxy to the Company can I revoke my proxy?

You may revoke your proxy by casting a ballot at the Annual Meeting.   Any proxy not revoked will be voted as specified on the proxy.  If you return your proxy and no vote is specified (and you do not vote against a nominee or indicate that you abstain), your proxy will be voted in accordance with the Board of Directors’ recommendations.

What constitutes a quorum at the Annual Meeting?

Under Nevada law and the Company’s By-laws, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. Votes “for” and “against,” “abstentions” and “broker non-votes” will all be counted as present to determine whether a quorum has been established.  Once a share of the Company’s common stock is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting.

How are votes counted?

Election of Directors.  Under Nevada law and  the Company’s By-laws, assuming the existence of a quorum at the meeting, the nominees for directors who receive a plurality of all of the votes entitled to be cast shall be elected to the Board of Directors.  Abstentions and shares that are voted “against” a director nominee will not be counted toward such nominee’s election.

Ratification of Independent Register Public Accountants.  Under Nevada law and the Company’s By-laws, ratification of the appointment of the independent registered publice accountants will be approved if a majority of all the votes entitled to be case are in favor of ratification.

Shareholder Proposals.  Under Nevada law and the Company’s By-laws, the affirmative vote of a majority of the votes entitled to be cast is required for adoption of each shareholder proposal resolution.

Note on Abstentions.  If you abstain from voting on a particular matter, your vote will be counted as present for determining whether a quorum exists but will not be treated as cast either for or against that matter.

Dissenters Rights of Appraisal

The Company’s shareholders do not have dissenter’s rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Annual Meeting.

Are my votes confidential?

Terra Nostra’s policy is that proxies identifying individual shareholders are private except as necessary to determine compliance with law or assert or defend legal claims.

Terra Nostra Resources Corp.

790 East Colorado, 9th Floor

Pasadena, CA 91101

www.tnr-corp.com

INFORMATION STATEMENT

The Board of Directors of Terra Nostra Resources Corp. (“Terra Nostra” or the “Company”) is first mailing this Information Statement for the Annual Meeting of the Shareholders to be held on Monday, June 23, 2008 or at such other times and places to which the Annual Meeting may be adjourned.

The record date for determining the shareholders entitled to vote at the Meeting was the close of business on May 19, 2008 (the “Record Date”), at which time the Company had issued and outstanding 64,000,332 shares of  common stock, $0.001 par value (the “Common Stock”).  The shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Meeting.

Terra Nostra is making its first mailing of this Information Statement on or about June 2, 2008.

ELECTION OF DIRECTORS – MEETING ITEM NO. 1

The Board of Directors (the “Board”) proposes the following five nominees for election as directors at the Annual Meeting.  The directors will hold office from election until the next Annual Meeting of Shareholders, or until their successors are elected and qualified.  If any of these nominees for director becomes unavailable, the Board intends to ask that the shareholders vote for any alternative designated by the current Board of Directors.  If all of the five director nominees are elected, the Board of Directors will have two vacancies, which may be filled by the Board.  Votes cannot be cast for a greater number of persons than the nominees named.

Donald Burrell, 53, has served as a member of the Board of Directors of the Company since April 5, 2005.  Mr. Burrell is presently an associate with Lindsay Kenney, a Canadian west coast law firm providing legal services to local, regional, and international clients, with a current complement of over 50 lawyers. Mr. Burrell’s law practice areas include corporate and business law, commercial lending, commercial leasing, and real estate. Additional professional experience includes senior management positions with the Real Estate Division of the Faculty of Commerce and Business Administration at the University of British Columbia. Mr. Burrell attended the University of British Columbia earning a Bachelor of Commerce degree in 1980 and a Bachelor of Laws degree in 1981. He was admitted to the British Columbia Bar in 1982. Mr. Burrell has also earned a Diploma in Urban Land Economics from the Faculty of Commerce and Business Administration at the University of British Columbia.

Felix Chung, 50, has served as a member of the Board of Directors of the Company since March 8, 2006.  Mr. Chung is presently the CFO and Treasurer of La Suerte Cigar & Cigarette Factory, Philippines, which has a licensing agreement with British American Tobacco to manufacture premium-branded cigarettes in the Philippines. Mr. Chung has over twenty years of experience in the financial management of manufacturing concerns, including expertise in capital management, short and long term borrowings, and risk assessments in connection with capital investments. Mr. Chung is also a board member of various Companies, trusts, and charitable organizations based in the Philippines. Mr. Chung holds a Bachelor of Business Administration degree from University of Southern California (USC).

Donald Nicholson, 41, has served as the Company’s President since February 20, 2007, Secretary- Treasurer and a member of the Board of Directors since April 5, 2005.  Mr. Nicholson has over 15 years of international project and business management experience. Mr. Nicholson’s comprehensive experience in project management includes concept development up through and including post-implementation support. Mr. Nicholson is responsible for public filings, human resources, insurance, and interfacing with the Company’s Board, and his background covers several business sectors including manufacturing, education, construction, real estate, and high-technology. Prior to joining Terra Nostra, Mr. Nicholson was Vice President of Operations for a large European bicycle manufacturer, B-Tech SA, where he was responsible for administration and production management, business process re-engineering to further the technological evolution of the company, ISO implementation, and arranging corporate financing. Mr. Nicholson graduated from the University of British Columbia in 1991 with a Bachelor of Commerce degree.

Michel Plante, 49, was elected to the Board of Directors on November 23, 2007 and has been  appointed a member of the Company’s newly established Audit Committee.  Due to his extensive financial accounting background and his designation as a Chartered Accountant, Mr. Plante meets the qualifications of “financial expert” for the Audit Committee.

Mr. Plante is presently the Advisor to the CEO of Groupe Cabico Inc.  He has been in this position since June, 2007.  Groupe Cabico Inc. is a leading Canadian manufacturer of high-end custom cabinetry for kitchen and bathrooms.  Mr. Plante’s mandate is to take charge of certain key strategic projects, involving financial and capital expenditures.

Mr. Plante is currently a director of College Laval, a privately-held secondary education institution, Green Yeast Company, a company trading on the Over-the-Counter Bulletin Board, and Maniwaki Capital Inc., a company trading on the Toronto Stock Exchange–Venture.  From December 2003 to June 2007, Mr. Plante was the Vice-President Finance and Chief Financial Officer of Roctest Limited, a Company trading on the Toronto Stock Exchange.  His primary responsibilities included Finance, IT and Human Resources.  He was also Corporate Secretary responsible for corporate governance within the company, including coordination of the audit committee to ensure proper governance adherence.  His financial functions included overseeing three European subsidiaries, one Canadian subsidiary and one United States subsidiary.  From July 2002 to December 2003, Mr. Plante was a Partner at Lafond Lapratte where he practiced as a public accountant and financial consultant.  From 1982 to 1992, Mr. Plante worked as a Chartered Accountant with Coopers & Lybrand.  Thereafter, he held several financial management positions with various high tech organizations.  In 1980, Mr. Plante graduated from McGill University and earned a Bachelor of Commerce degree.  In addition, in 1982 he became a Chartered Accountant through the Canadian Institute of Chartered Accountants.

Sun Liu James Po, 57, has served as the Company’s Chief Executive Officer and a member of the Board of Directors since February 20, 2007.    For the past five years and previously, Mr. Po has been a consultant and founder of several projects both in China and outside of China.  He has a proven track record of successfully closing large scale projects involving mergers, acquisitions, and strategic partnerships; across multiple sectors, including mining, petrochemicals, resources, and real estate; around the world, with a recent emphasis on North America and the People’s Republic of China.  He is familiar with all phases of international project development, including land assembly, negotiation, planning, financing, securing government approvals, property development and construction.  At present, Mr. Po is directly involved in a number of projects related to the long term viability of the vast and growing Chinese economy.  From December 2002, to the date of his appointment to the Board of Directors and as Chief Executive Officer,  Mr. Poe has been Chairman of a number of Joint Venture companies, including the Company’s’s Joint Venture partners and has lead the development of the 4th largest Copper Refining facility in China and the 7th largest Stainless Steel production capacity facility in China, serving as a key intermediary between the political and economic reality of Chinese business ventures, and the rigorous transparency of the North American, European and Asian public markets.  His roles include project leader, corporate structuring, political strategist, and financing.   In December 2002, Mr. Po became Chairman of Shandong Quanxin Stainless Steel Co. and in January 2005 he became Chairman of Shandong Jinpeng Metallurgical Co.  Mr. Po also serves as the Chairman of Shandong Jiatai Petroleum & Chemical Co. Ltd., having been appointed Chairman in August 2004. From May 1996 to January 2005, Mr. Po also served as Chairman of United Gold (Asia) Limited.

The Board of Directors recommends that Shareholders vote for the election of each Director being nominated.

OWNERSHIP OF TERRA NOSTRA COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows, as of May 19, 2008, the shares of Terra Nostra Common Stock beneficially owned by each director (including each nominee), by each of the executive officers and by all directors and executive officers as a group.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable officers and directors have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

TITLE OF CLASS	NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Sun Liu James Po, Chief Executive Officer and director of Terra Nostra Resources Corp., Chairman of the Board and director of Shandong Terra-Nostra Jinpeng Metallurgical Co. Ltd. And Shandong Quanxin Stainless Steel Co. Ltd.	25,122,138 shares of common stock of which 9,822,138 shares of common stock are held directly and 15,300,000 shares are held indirectly(2); 1,200,000 options exercisable into shares of common stock held directly; 125,000 warrants exercisable into shares of common stock held directly; 1,910,000 warrants exercisable into shares of common stock held directly	44.31%
Common	Donald C. Nicholson President, Secretary-Treasurer, Member of the Board of Directors	135,000 shares of common stock 825,000 options exercisable into shares of common stock held directly	1.50%
Common	George Chua Chief Operating Officer	50,000 shares of common stock held directly; 50,000 warrants exercisable into shares of common stock held directly; 300,000 options exercisable into shares of common stock held directly	0.62%
Common	Felix Chung, Member of the Board of Directors	2,368,548 shares of common stock of which 868,548 shares of common stock are held directly and 1,500,000 shares of common stock held indirectly(3); 400,000 options exercisable into shares of common stock held directly	4.33%
Common	Donald Burrell, Member of the Board of Directors	200,000 options exercisable into shares of common stock held directly	0.31%
Common	Michel Plante, Member of the Board of Directors	50,000 warrants exercisable into shares of common stock held directly	0
Common	All Officers and Directors as a group	32,735,686 shares of Common stock(4)	51.07%

(1) Based on 64,000,332 shares of common stock outstanding.

(2)15,300,000 shares are held by PA Legacy Holdings Ltd., a company of which Mr. Po is the beneficial owner.

(3) 1,000,000 shares are held by Goodspring Investments Ltd., a family trust of which Mr. Chung is the settler and 500,000 shares are held by Mr. Chung’s wife, Diana Tang Chung.

(4) Including a total of 2,925,000 options and 2,135,000 warrants exercisable into shares of common stock.

OWNERSHIP OF TERRA NOSTRA COMMON STOCK BY 5% SHAREHOLDERS

The following table sets forth information, as of May 19, 2008, with respect to the beneficial ownership of the Company’s Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable 5% shareholders have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Charnwood Green Ltd. HSBC Building, Level 13 #1 Queens Rd, Central Hong Kong	3,500,000 common shares held directly; 1,740,000 warrants exercisable into common shares; 300,000 shares underlying a convertible debenture	8.66%
Common	Lai, Kiat Hiung No. 1 Jalan Mergastua Likas Kota Kinabalu 88400 Sabah, Malaysia	3,750,000 common shares held directly; 1,550,000 warrants exercisable into common shares	8.28%

(1)

Based on 64,000,332 shares of common stock issued and outstanding.

CORPORATE GOVERNANCE AT TERRA NOSTRA

Board of Directors

Our business and affairs are overseen by our Board of Directors pursuant to the Nevada Revised statutes and our By-laws.  Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chairman and Chief Executive Officer and with key members of management, by reviewing materials provided to them and by participating in Board meetings.  Members of the Board of Directors are elected annually.

Regular attendance at Board meetings and the Annual Meeting is required of each director.  Terra Nostra’s Board held two meetings and acted by unanimous written consent seven times during the fiscal year ending May 31, 2007.

On May 30, 2008, the Board of Directors adopted the Company’s Corporate Governance Guidelines.  The Guidelines are attached to this Information Statement as Exhibit A and will also be made available on the Company’s website at www.tnr-corp.com under Corporate Governance in the “Investors” section and are available in print to any shareholder who requests a copy.  The Company intends that annually all of Terra Nostra’s executive officers, other senior employees and directors will sign certifications with respect to their compliance with the Company’s Worldwide Code of Conduct.

Director Independence

The Board of Directors has on May 30, 2008 made a determination as to their requirements for defining director independence.  The Board has determined that to be considered independent, a director may not have any direct or indirect material relationships with the Company.  In making a determination of whether a material relationship exists, the Board considers all relevant facts and circumstances, including but not limited to the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.  In addition to the independence requirements set forth in the Corporate Governance Listing Standards of the American Stock Exchange, the Board has determined that a director will not be independent if he serves as an executive officer, director or trustee of a tax exempt organization that has received contributions from the Company or any of its consolidated subsidiaries in any of the last three fiscal years that exceeds the greater of $1 million or 2% of the consolidated gross revenues of such tax exempt organization for its last completed fiscal year.  These independence standards are detailed in full in the Corporate Governance Guidelines attached as Exhibit A to this Information Statements.

Consistent with these considerations, the Board has reviewed all relationships between the Company and the members of the Board and has affirmatively determined that the non-management directors standing for election listed below are independent within the meaning of the rules of the American Stock Exchange, based on the application of the Company’s independence standards.

Michel Plante

Felix Chung

Donald Burrell

None of the non-management directors receives any fees from the Company other than those received in his capacity as a director.

Committees of the Board of Directors

The Board of Directors has three standing Committees:  Nominating and Corporate Governance, Compensation and Audit.

The Audit Committee members are Michel Plante, Felix Chung and Donald Burrell.  Mr. Michel Plante is the Audit Committee Financial Expert as currently defined under SEC rules.

The Board of Directors has not yet appointed directors to the Nominating and Corporate Governance Committee or the Compensation Committee as these committees were newly formed on May 30, 2008.   The appointees will be determined over the next two weeks.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, which was newly established on May 30, 2008 has not held any meetings.  The Nominating and Corporate Governance Committee was formed to:  (a) identify and recommend to the Board for election and/or appointment of qualified candidates for membership on the Board and the Committees of the Board; (b) to develop and recommend to the Board corporate governance principles and the Worldwide Code of Conduct applicable to the Company and to monitor compliance with such principles and policies; (c) to develop and recommend to the Board criteria to access the independence of members of the Board; (d) to make recommendations to the Board concerning the composition, size, structure and activities of the Board and its Committees; (e) to assess and report to the Board with respect to direct compensation and benefits.  The Nominating and Corporate Governance Committee Charter will be made available on the Company’s website at www.tnr-corp.com under Corporate Governance in the “Investors” section and will also be available in print to any shareholder who requests a copy.  The Nominating and Corporate Governance Committee will be comprised entirely of directors who meet the independence requirements of the American Stock Exchange and applicable securities laws.

Director Nomination Process

The Nominating and Corporate Governance Committee will not solicit director nominations, but will consider recommendations for director nominees made by shareholders, if the individuals recommended meet certain minimum Board membership criteria.  We intend that the Committee’s assessment of Board candidates will include consideration of a candidate’s (a) relevant knowledge and diversity of background and experience in areas including business, finance, accounting, technology, marketing, international business and government; (b) personal qualities of leadership, character, judgment and whether the candidate possesses a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards; (c) roles and contributions valuable to the business community; and  (d) whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at all meetings.  Shareholder recommendations should be sent to the Secretary of Terra Nostra at 790 East Colorado, 9th Floor, Pasadena, CA 91101 and must include detailed background regarding the suggested candidate that demonstrates how the individual meets the minimum Board membership criteria.

Nominations received by the Secretary of the Company from shareholders will be reviewed by the Chairman of the Nominating and Corporate Governance Committee to determine whether the candidate possesses the minimum qualifications described above, and if so, whether the candidate’s expertise and particular set of skills and background fit the current needs of the Board.  This is done to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company.  If the candidate meets the requirements for a current vacancy on the Board, the submission materials will be reviewed with the Nominating and Corporate Governance Committee and will be responded to by the Chairman of the Committee or his designee.  The process for evaluation of candidates submitted by non-shareholders of the Company will be handled similarly.

From time to time, the Nominating and Corporate Governance Committee may engage consulting firms to perform searches for director candidates who meet the current needs of the Board.  If a consulting firm is retained to assist in the search process for a director, we will be required to pay a fee to such firm.

As the Nominating and Corporate Governance Committee was not approved by the Board of Directors until May 30, 2008, the Board of Directors functioned as the Nominating Committee for prior periods.

The Audit Committee

The Audit Committee, was established subsequent to our fiscal year ended May 31, 2007.  Therefore there were no meetings of the Audit Committee held during fiscal 2007.  The Audit Committee’s primary responsibilities are to retain the Company’s independent auditor (subject to shareholder ratification) and to assist the Board’s oversight of: (a) the quality and integrity of the Company’s financial statements and its related internal controls over financial reporting; (b)  the Company’s compliance with legal and regulatory requirements; (c) the independent auditors’ qualifications and independence; and (d) the performance of the Company’s internal audit function and the independent auditors.  There is no report of the Audit Committee in this Information Statement as it was not formed prior to this fiscal year 2007.  The Audit Committee Charter will be made available on the Company’s website at www.tnr-corp.com under Corporate Governance in the “Investors” section and will also be available in print to any shareholder who requests a copy.

Financial Expertise and Financial Literacy

The Board of Directors has determined that Michel Plante, as a member of our Audit Committee satisfies the criteria adopted by the Securities and Exchange Commission to serve as our “audit committee financial expert” and is an independent director, pursuant to the standards set forth in the Company’s Corporate Governance Guidelines and the requirements under the Securities Exchange Act of 1934 and the American Stock Exchange Listing Standards.  In addition, the Board of Directors has determined that Felix Chung and Donald Burrell, both members of our Audit Committee, are independent directors and are financially literate within the meaning  of the American Stock Exchange Corporate Governance Listing Standards.

Directors on Multiple Audit Committees

None of the Company’s directors serves on the audit committee of more than three public companies.

The Compensation Committee

Our Compensation Committee was newly formed on May 30, 2008, therefore they have held no meetings for fiscal 2007.  The Compensation Committee will (a)  oversee the policies of the Company relating to compensation of the Company’s executives and make recommendations to the Board regarding the compensation of Terra Nostra’s executive officers; (b) produce a report on executive compensation for inclusion in the Company’s annual meetings (no report is included in this Information Statements as the Compensation Committee has not yet met); and (c) monitor the development and implementation of succession plans for the Chief Executive Officer and other key executives, an make recommendations to the Board with respect to such plans.

The Compensation Committee will be comprised entirely of independent members of the Board who are “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code and “non-employee directors” for purposes of Section 16 of the Securities Exchange Act of 1934.  The Compensation Committee Charter will be made available on the Company’s website at www.tnr-corp.com under Corporate Governance in the “Investors” section and will also be available in print to any shareholder who requests a copy.

Review and Approval of Transactions with Related Parties

Based on a review of transactions which any director or executive officer, or their immediate family members, may have with the Company in which the director or executive officer or their immediate family members, has a direct or indirect material interest, the following related party transactions are reported herein:

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On February 20, 2007, the Board of Directors of the Company approved the issuance of a stock award package to Sun Liu James Po, our Chief Executive Officer and a member of the Board of Directors.  The stock award was granted as consideration for Mr. Po’s appointment as Chairman and member of the Board of our two Sino Foreign joint venture companies.  Under the terms of the stock award, Mr. Po received a total of 2,000,000 shares issued under the 2007 stock option and stock award plan and  received a further 2,000,000 shares on January 1, 2008 by way of issuance from treasury.

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On July 12, 2007, the Company’s Chief Executive Officer and member of the board of directors, Mr. Sun Liu James Po, subscribed for a total of 2,000,000 units of a private placement undertaken by the Company for total consideration of $2,000,000.  Each unit consists of one share and one share purchase warrant exercisable into one share of the Company’s common stock for a period of three years.

•

-

On July 12, 2007, the Company’s Chief Operating Officer, Mr. George Chua, subscribed for a total of 50,000 units of a private placement undertaken by the Company for total consideration of $50,000.  Each unit consists of one share and one share purchase warrant exercisable into one share of the Company’s common stock for a period of three years.

-

On August 29, 2007 pursuant to the offering by the Company of Secured Convertible Promissory Notes (the “Notes”) as described above under “Item 8B- Other Information”, our Chief Executive Officer and member of the board of directors, Sun Liu James Po, agreed to pledge a total of 21,031,138 shares of his common stock to secure the Notes and any further shares that Mr. Po may be issued or receive while the Notes are outstanding must become a part of the pledge.  As consideration for Mr. Po pledging his shares the Company has agreed to issue a total of 2,050,000 shares of its common stock and an equal number of five year warrants exercisable into shares of the Company’s common stock at $1.75 per share.

AUDIT AND NON-AUDIT FEES

The following table sets forth the fees billed to the Company for professional services rendered by the Company's principal accountant, for the year ended May 31, 2007 and May 31, 2006:

Services	Fiscal year ended May 31, 2007	Fiscal year ended May 31, 2006
Audit fees	485,545	705,450
Audit related fees	32,454	205,300
Tax fees	5,820	7,587
Total fees	$523,819	$918,337

Audit fees consist of fees for the audit of the Company's annual financial statements or the financial statements of the Company’s Subsidiaries or services that are normally provided in connection with the statutory and regulatory filings of the annual financial statements.

Audit-related services include the review of the Company's financial statements and quarterly reports that are not reported as audit fees.

Tax fees included tax planning and various taxation matters.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonquali-fied Deferred Compen-sation ($)	All Other Compen-sation ($)	Total ($)
Sun Liu James Po, PEO	2007	$45,000	-0-	-0-	-0-	-0-	-0-	-0-	$45,000
D. Nicholson Sr., PEO	2007	$68,500(1)	-0-	-0-	-0-	-0-	-0-	-0-	$68,500
Donald C.Nicholson, PEO	2007	$50,000	-0-	-0-	-0-	-0-	-0-	-0-	$50,000
Donald C. Nicholson, President	2007	$70,000	-0-	-0-	-0-	-0-	-0-	-0-	$70,000
George Chua, Chief Operating Officer	2007	$120,000	-0-	-0-	-0-	-0-	-0-	-0-	$120,000
Jeff Reynolds, CFO	2007	$90,000	-0-	-0-	-0-	-0-	-0-	-0-	$90,000
Donald C. Nicholson, PEO	2006	$120,000	-0-	-0-	-0-	-0-	-0-	-0-	$120,000
Jeff Reynolds, CFO	2006	$120,000	-0-	-0-	-0-	-0-	-0-	-0-	$120,000
George Chua, Chief Operating Officer	2006	$120,000	-0-	-0-	-0-	-0-	-0-	-0-	$120,000

(1) Don Nicholson Sr. accrued the amount of $68,500.

(2) Donald C. Nicholson received cash compensation of $44,500 and accrued $75,500.

(3) Jeff Reynolds received cash compensation of $70,000 and accrued $20,000.

(4) George Chua received cash compensation of $48,000 and accrued $72,000

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Sun Liu James Po	1,200,000	-0-	-0-	$2.75	February 19, 2017	2,000,000	$2,500,000*	-0-	-0-
Donald C. Nicholson	950,000	-0-	-0-	$2.75	February 19, 2017	-0-	-0-	-0-	-0-
George Chua	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Donald Burrell	200,000	-0-	-0-	-0-	February 19, 2017	-0-	-0-	-0-	-0-
Crystal Poe	200,000	-0-	-0-	$2.75	February 19, 2017	-0-	-0-	-0-	-0-

*Based on the closing price of the shares of the Company on September 12, 2007.

There were a total of 2,550,000 stock options and 2,000,000 stock awards granted during the fiscal year ended May 31, 2007.  The Company’s Board of Directors and shareholders approved a Stock Option and Award plan for up to 9,000,000 options during fiscal 2007 (the “Plan”).

DIRECTORS COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Sun Liu James Po	-0-	$2,500,000	-0-	-0-	-0-	-0-	-0-
Donald C. Nicholson	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Crystal Poe	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Felix Chung	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Donald Burrell	-0-	-0-	-0-	-0-	-0-	-0-	-0-

The Company has made no arrangements for the remuneration of its directors, other than as detailed below, except that they will be entitled to receive reimbursement for actual, demonstrable out-of-pocket expenses, including travel expenses, if any, made on the Company’s behalf.  No remuneration has been paid to the Company’s officers or directors for services to date, other than a stock award of 2,000,000 shares of common stock under the Company’s 2007 stock option and stock award plan which was issued to Sun Liu James Po for his services as Chairman of the Board of Directors of our two Sino-Foreign Joint Venture companies.

The Company issued an additional 2,000,000 shares as a stock award to Mr. Po on January 1, 2008.  These shares are not reflected in the table above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and Directors, and persons who own more than ten percent of the Company’s common shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, Directors, and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

The following represents each officer, director and beneficial owner of more than 10% of our securities who did not file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year ending May 2007:

Name	Reporting Person	Form 3/# of transactions	Form 4/# of transactions	Form 5/# of transactions
Sun Liu James Po	CEO and Member of the Board of Directors	Late/1	Late/2	N/A
Felix Chung	Member of the Board of Directors	N/A	N/A	Late/1
George Chua	Member of the Board of Directors	N/A	Late/1	N/A
Crystal Poe	Member of the Board of Directors	N/A	Late/1	N/A

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS- (MEETING ITEM NO. 2)

The Board of Directors approved the appointment of Schwartz, Levitsky Feldman LLP, Chartered Accountants for 2008, subject to ratification by shareholders.  Our previous auditors, Rotenberg & Co., LLP tendered their resignation on May 30, 2008.  There have been no disputes with Rotenberg & Co., LLP in regard to the Corporation’s financial reporting or in regard to Rotenberg & Co., LLP’s audit report.

We do not expect a representative of Rotenberg & Co., LLP to attend this meeting.  Rotenberg & Co., LLP also served as our independent auditors for fiscal 2007.   Rotenberg & Co., LLP have been our auditors since October 10, 2005.

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Schwartz, Levitsky, Feldman LLP, Chartered Accountants for 2008.

APPROVAL OF 2008 STOCK OPTION AND STOCK AWARD PLAN (MEETING ITEM NO. 3)

The Board of Directors approved a stock option and stock award plan on May 1, 2008 (the “Plan”).  Under the Plan, a maximum of 7,000,000 shares of the Common Stock of the Company are authorized may be granted to directors, officers, employees and consultants of the Company.  The duration of the Plan has been set at ten years from the time of adoption by the Board of Directors.  We have appended a copy of this Plan as Exhibit B to this Information Statement.

The Board of Directors recommends that shareholders vote FOR the approval of the Company’s 2008 stock option and stock award plan.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting.

2009 SHAREHOLDERS’ PROPOSALS

The Company welcomes comments or suggestions from its shareholders.  Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934.  For such proposals to be considered for inclusion in the Proxy Statement or Information Statement for the 2009 Annual Meeting of Shareholders, such proposals must be received by the Company no later than February 28, 2009.  Any shareholder proposal submitted outside the process described above is considered untimely, if provided after February 28, 2009. Such proposals should be directed to Terra Nostra Resources Corp., 790 East Colorado, 9th Floor, Pasadena, CA 91101 to the Attention of the Board of Directors.

GENERAL

Terra Nostra will pay the costs relating to this Information Statement and the Annual Meeting.

The Annual Report to Shareholders for 2007, including financial statements was delivered with this Information Statement.   A copy of Terra Nostra’s Annual Reprot on Form 10-KSB for the fiscal year ended May 31, 2007 (without exhibits) will be sent to any shareholder without charge by contacting the Company at the address or phone number listed below.  You may also obtain our Annual Report on Form 10-KSB over the internet at the Securities and Exchange Commission’s website, www.sec.gov.

A copy of this Information Statement is being delivered to only one security holder if there is more than one security holder sharing one address, unless we had received contrary instructions.  To make a request for more than one copy, please contact in writing or by phone, to Terra Nostra Resources Corp., 790 East Colorado, 9th Floor, Pasadena, CA 91101, telephone number (626) 796-0088.  If you received more than one copy of this information statement and wish to reduce the number of reports you receive in the future, we will discontinue the mailing of reports on the accounts you select upon your request to the Company at the foregoing address.

By order of the Board of Directors

/s/ Don Nicholson

Don Nicholson

Secretary

EXHIBIT A

TERRA NOSTRA RESOURCES CORP.

CORPORATE GOVERNANCE GUIDELINES

A.     THE ROLES OF THE BOARD OF DIRECTORS AND MANAGEMENT

1.  The Board of Directors — The business of Terra Nostra Resources Corp. (the “Company”) is conducted under the oversight of the Board of Directors (the “Board”).  The Board selects the Chairman and the principal executive officer (the “PEO”) and delegates to the PEO the authority and responsibility to manage the Company’s operations.  The Board serves as elected representatives of the shareholders, acts as an advisor and counselor to the PEO and senior management, and oversees management performance on behalf of shareholders.

2.  Management — The PEO and senior management are responsible for running the Company’s business operations.

B.     BOARD COMPOSITION AND LEADERSHIP

1.  Chairman of the Board and Principal Executive Officer — The Board has the authority to decide whether the positions of Chairman and PEO should be held by the same person and shall determine the best arrangement for the Company and its shareholders in light of all relevant and changing circumstances.

2.  Size of the Board — The number of directors should not exceed a number that can function efficiently.  The Nominating and Corporate Governance Committee considers and makes recommendations to the Board concerning the appropriate size of the Board.

3.  Board Independence — The Board believes in having a majority of independent directors on the Board.  As such, a majority of the directors shall be“independent directors” as defined by the rules promulgated by the National Association of Securities Dealers, Inc. (“NASD Rules”), as amended, and shall satisfy all applicable independence requirements under the federal securities laws or rules thereunder.  The Board has established a Nominating and Corporate Governance Committee of independent directors to make recommendations to the Board regarding decisions on corporate governance matters.  Only the independent directors of the Board will make Board decisions on corporate governance matters.

4.  Board Membership Criteria — The Nominating and Corporate Governance Committee shall periodically review with the Board the appropriate skills and characteristics required of Board members given the current Board composition.  The Board will be comprised of individuals who have distinguished records of leadership and success in their arena of activity and who will make substantial contributions to Board operations.  The Board’s assessment of Board candidates includes, but is not limited to, consideration of relevant industry experience,

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general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations thereunder, and the NASD rules.  Specific consideration shall also be given to: (i) roles and contributions valuable to the business community, (ii) personal qualities of leadership, character, judgment and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards, (iii) relevant knowledge and diversity of background and experience in such things as business, manufacturing, technology, finance and accounting, marketing, international business, government and the like; or (iv) whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at all meetings.  A director’s qualifications in light of these criteria is considered at least each time the director is re-nominated for Board membership.

5.  Selection of New Director Candidates — The Nominating and Corporate Governance Committee screens and recommends Board candidates to the Board.

6.  Director Orientation and Continuing Education — The Company provides directors with an orientation and education program to familiarize them with the Company’s business operations and plans, industry trends and corporate governance practices, as well as ongoing education on issues facing the Company and on subjects that would assist the directors in discharging their duties.

7.  Directors Who Experience Change in Present Job Responsibilities or Other Relevant Circumstances — When a director’s principal occupation or business affiliation changes, or other circumstances arise which may raise questions about the Director’s continuing qualifications in relation to the Board Membership Criteria set forth above, then the director should tender her/his resignation, or the Nominating and Corporate Governance Committee will ask for such tender.  The Nominating and Corporate Governance Committee will consider the tendered resignation and recommend to the Board the action to be taken.

8.  Service On Other For-Profit Boards — Independent directors are encouraged to evaluate carefully the time required to serve on other boards (excluding non-profit) taking into account board attendance, preparation, participation and effectiveness on these boards.  Independent directors must advise the Chairman/PEO before accepting an invitation to serve on another board to enable the Company to determine whether (i) any regulatory issues or potential conflicts are raised by the director accepting such an invitation and (ii) the director will have the time required for preparation, participation and attendance at Board meetings.

9.  Retirement Policy — Each non-employee director must tender her/his resignation at the annual meeting following her or his 72nd birthday.  If circumstances dictate, the Nominating and Corporate Governance Committee may ask a director to continue to serve on the Board past age 72.

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10.  Board Compensation Review — The Nominating and Corporate Governance Committee will periodically receive reports on the status of Board compensation in relation to other companies, as it deems appropriate, and is responsible for recommending to the Board changes in compensation for non-employee directors.

11.  Board’s Interaction With Stakeholders — The Chairman/PEO is responsible for establishing effective communications with the Company’s stakeholders, including shareholders, customers, employees, communities, suppliers, creditors, governments, and corporate partners.  It is the policy of the Board that management speaks for the Company.  This policy does not preclude independent directors from meeting with stakeholders, but management, where appropriate, should be present at such meetings.

C.     BOARD OPERATIONS

1.  Selection of Agenda Items for Board Meetings — At the first Board meeting of each year, the Chairman will propose for the Board’s approval agenda items to be discussed during the course of the year.  Before each meeting, the Chairman will review proposed agenda items that fall within the scope of responsibilities of a Board committee with the chair of that committee and distribute the agenda in advance to the Board.  Any Board member may ask to include items on the agenda.

2.  Board Materials Distributed in Advance — Board members receive materials related to agenda items in advance of Board meetings so that the directors may prepare to discuss the items at the meeting.  Sensitive subjects may be discussed at the meeting without distributing written materials in advance or at the meeting.

3.  Director Responsibilities — Directors must exercise their business judgment to act in the best interests of the shareholders and the Company.  In discharging this obligation, directors reasonably may rely on the Company’s senior executives and its advisors and auditors.  Directors are expected to attend and participate in all meetings of the Board and of committees on which they serve and to spend the time needed and prepare for and meet as frequently as necessary to discharge their responsibilities.  The Board shall make the determination that at least one of the members of the Audit Committee meets the Audit Committee financial expert requirements.

4.  Board Presentations and Access to Employees — Members of senior management may be invited to attend part or all of a Board meeting in order to participate in discussions.  Generally, the executive responsible for an area of the Company’s operations the Board is to consider makes the presentation.  Board members have complete access to all other members of management and Company employees.

5.  Board Access to Independent Advisors — The Board and its committees may seek advice from outside advisors as appropriate.

6.  Executive Sessions of Independent Directors — Independent directors regularly meet outside the presence of nonindependent directors.  If the Chairman of the

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Company is not an independent director, then the independent directors may select a director to facilitate the meeting.  The chairs of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board may chair executive sessions of the independent directors at which the principal items to be considered are within the scope of the committee chair’s authority.

D.     BOARD COMMITTEES

1.  Committees — The current committees are the Audit, Compensation and Nominating and Corporate Governance Committees.

2.  Assignment and Term of Service of Committee Members — The Board is responsible for the appointment of committee members and chairs, based on recommendations of the Nominating and Corporate Governance Committee.  Every year, after its first meeting following the Annual Meeting of Shareholders, the Board shall elect the members of each committee.

3.  Agenda, Frequency, Length and Reports of Committee Meetings — The chair of each committee approves the agenda, length of and attendance at each committee meeting and determines the frequency of meetings.  Materials related to agenda items are given to the committee members sufficiently in advance to allow the members to prepare for discussing the items at the meeting.  The committee chairs report a summary of their meeting to the Board following each regular committee meeting.

4.  Membership — Only independent directors may serve on the Audit, Compensation, and Nominating and Corporate Governance Committees.

5. Responsibilities — The Board periodically reviews the responsibilities of each committee and approves each committee’s charter.

E.     BOARD AND MANAGEMENT EVALUATION

1.  Formal Evaluation of the PEO and other Officers — The Compensation Committee shall review and approve corporate goals and objectives relevant to the compensation of the Company’s PEO and other officers who are reporting persons under Section 16 of the Securities Exchange Act of 1934 and the rules promulgated thereunder (“Officers”).  The Compensation Committee shall also evaluate the PEO’s and Officers’ performance in light of such goals and objectives at least annually and communicate the results to the principal executive officer and the Board.  Based on such evaluation, the Compensation Committee shall establish and approve annually for the PEO and Officers, the compensation levels for those persons, including, as applicable, (a) base salary, (b) bonus, (c) long-term incentive and equity compensation, and (d) any other compensation, perquisites, and special or supplemental benefits.  The PEO may not be present during discussion of his compensation, but may be present during discussion of, but may not vote on, compensation of the other executive officers.

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2.  Board Self-Assessment — The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively.  The Nominating and Corporate Governance Committee shall review on an annual basis the functioning and effectiveness of the Board, its committees and its individual members, and to the extent the Committee deems appropriate, recommend changes to increase the effectiveness of the Board and its committees.  The Board, based on such recommendations of the Nominating and Corporate Governance Committee and comments from each Board member, will make a self-assessment specifically reviewing areas in which the Board and/or the management believe improvements could be made to increase the effectiveness of the Board and its committees.

3.  Succession Planning — The Board, with the assistance of the Compensation Committee, plans the succession to the position of PEO and certain other senior management positions.  To assist the Board and Compensation Committee, the PEO annually assesses senior managers and their succession potential.  The PEO also provides the Board and Compensation Committee with an assessment of persons considered potential successors to certain senior management positions.

4.  Management Development — The PEO annually should report to the Board on the Company’s program for management development.

F.     POSTING ON WEBSITE

These Corporate Governance Guidelines shall be posted on the Company’s website.

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EXHIBIT B

TERRA NOSTRA RESOURCES CORP.

 2008 STOCK OPTION

AND STOCK AWARD PLAN

TERRA NOSTRA RESOURCES CORP.

 2008 STOCK OPTION

AND STOCK AWARD PLAN

(this “PLAN”)

1.

Definitions.

Each of the following terms shall have the respective meanings set forth below for purposes of this Plan, whether employed in the singular or plural unless the particular context in which said term is used clearly indicates otherwise:

(a)

“Administrator” shall mean, during the entire term of this Plan,, the Board’s Compensation Committee, which shall not be altered, amended, modified or revised during the term hereof, and/or such other person or persons designated by the Compensation Committee to act as Administrator hereunder. The Compensation Committee may at any time, delegate as much of its authority under this Plan to an individual as it may elect, regardless of whether or not such individual is a member of the Compensation Committee or the Board and such individual shall also be regarded as the Administrator and shall be empowered to take all actions authorized to the Administrator hereunder.

(b)

“Board” shall mean the Company’s Board of Directors.

(c)

“Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(d)

“Company” shall mean Terra Nostra Resources Corp., a Nevada corporation.

(e)

“Directors” shall mean each and every member of the Board of Directors of the Company (as such term is defined below) as presently constituted and as may otherwise be constituted during the term hereof.

(f)

“Effective Date” shall mean as of May 1, 2008.

(g)

“Option” shall mean the right to purchase a specified number of shares of the Common Stock pursuant to the terms and conditions set forth in this Plan.

(h)

“Optionee” shall mean the recipient of Options hereunder.  Any reference herein to the employment or consultancy of an Optionee by the Company shall include Optionee’s employment or consultancy by the Company or its subsidiaries, if any.

(i)

“Plan Termination Date” shall mean the date upon which this Plan terminates.

(j)

“Stock Award” shall mean the granting and issuance of the Common Stock pursuant to the terms and conditions set forth in this Plan.

2.

Purpose.

The purpose of this Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, officers, employees and consultants (“Participants”) and to give such Participants a continued proprietary interest in the success of the Company and its subsidiaries. Pursuant to this Plan, eligible Participants will be provided the opportunity to participate in the enhancement of shareholder value through the grants of options, stock appreciation rights, awards of free trading stock and restricted stock, bonuses and/or fees payable in stock, or any combination thereof.  The term “subsidiary” as used in this Plan shall mean any present or future corporation which is or would be a

2

“subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

3.

Administrator(s) of this Plan

(a)

Powers of the Administrator. Subject to the provisions of paragraph 5 hereof, this Plan shall be administered by the Administrator, and the Administrator shall have the authority, in its discretion:

(i) to determine the fair market value of the securities to be issued under this Plan;

(ii) to select the participants to whom the Options and Stock Awards may be granted hereunder;

(iii) to determine whether and to what extent Options or Stock Awards or any combination thereof, are granted hereunder;

(iv) to determine the number of shares of Common Stock or equivalent units to be covered by each Option and Stock Award granted hereunder;

(v) to approve forms of agreement for use under this Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Option or Stock Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration, and any restriction or limitation regarding any Option or Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to construe and interpret the terms of this Plan and Options or Stock Awards;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix)  to modify or amend each Option or Stock Award (subject to Section 18(c) of the Plan);

(x)  to authorize any person to execute on behalf of the Company any instrument or treasury order required to effect the grant of an Option or Stock Award previously granted by the Administrator;

(xi)  to make all other determinations deemed necessary or advisable for administering this Plan.

 (b)

Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on the Company, all participants and any other holders of Options or Stock Awards.

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(c)

Each grant or award made pursuant to this Plan shall be evidenced by an Option Agreement or Stock Award Agreement (the "Agreement"). No person shall have any rights under any option, restricted stock or other award granted under this Plan unless and until the person to whom such Option, restricted stock or other Stock Award shall be granted shall have executed and delivered an Agreement to the Company. The Administrator(s) shall prescribe the form of all Agreements. A fully executed counterpart of the Agreement shall be provided to both the Company and the recipient of the grant or award.

(d)

The Company shall indemnify and hold harmless the Directors and the Administrator(s) from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities, and obligations under this Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct, and/or criminal acts of such persons.

4.

Shares of Stock Subject to this Plan.

The maximum number of shares of the common stock, par value $0.001 per share, that may be optioned or awarded under this Plan is 7,000,000 shares, subject to adjustment as provided in Section 15 hereof. Any shares subject to an Option which for any reason expires or is terminated unexercised and any restricted stock which is forfeited may again be optioned or awarded under this Plan; provided, however, that forfeited shares shall not be available for further awards if the Participant has realized the benefits of ownership from such shares.  Shares subject to this Plan may be either, authorized and un-issued shares or issued shares repurchased or otherwise acquired by the Company or its subsidiaries.

5.

Grant of Options.

(a)

The Administrator(s) shall have the authority and responsibility, within the limitations of this Plan, to determine the Directors, employees and consultants to whom and the times at which Options are to be granted, the number of shares of Common Stock which may be purchased under each Option, the provisions of the respective Option Agreements (which need not be identical) including provisions concerning the time or times when, and the extent to which, the Options may be exercised, and the Option exercise price.  All Options pursuant to this Plan shall be granted on or before the Plan Termination Date.

(b)

In determining the Directors, employees and consultants to whom Options shall be granted, the number of shares of Common Stock to be covered by each such Option, and the provisions of the respective Option Agreements, the Administrator(s) shall take into consideration the employee’s or consultant’s present and potential contribution to the success of the Company and such other factors as the Administrator(s) may deem proper and relevant.

(c)

The aggregate fair market value (determined as of the date upon which an Option is granted) of the Common Stock for which any Optionee may exercise incentive stock options for the first time in any calendar year (under all plans of the Company and any parent or subsidiary of the Company which plans provide for granting of incentive stock options within the meaning of Section 422(b) of the Code) shall not exceed $100,000.

6.

Eligibility.

Directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants who provide bona fide services to the Company are eligible to be granted Options, free trading stock, restricted stock and other Stock Awards under this Plan and to have their salaries, bonuses and/or consulting fees payable in free trading stock, restricted stock and other Stock Awards. The Directors, employees, and consultants who shall receive awards or options under this Plan, and the criteria to be used

4

in determining the award to be made, shall be determined from time to time by the Administrator(s), in their sole discretion, subject to the limitations set forth in Section 8 below, from among those eligible, which may be based upon information furnished to the Administrator(s) by the Company's management; and the Administrator(s) shall determine, in their sole discretion, the number of shares to be covered by each Stock Award and option granted to each Director, employee or consultant selected.

7.

Duration of this Plan.

No award or Option may be granted under this Plan after more than ten (10) years from the earlier of the date this Plan is adopted by the Board.

8.

Terms and Conditions of Stock Options.

Options granted under this Plan may be either incentive stock options, as defined in Section 422 of the Code, or Options other than incentive stock options. Each Option shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Administrator(s) shall determine:

(a)

The Option price per share shall be set by the Board of Directors at the time of each Stock Award issuance or Option grant.

(b)

The exercise of certain Options granted under this Plan may be subject to the attainment of such performance goals, and/or during such period as may be determined by the Administrator(s) and stated in the Agreement.

(c)

An Option shall not be exercisable with respect to a fractional share of Common Stock or with respect to the lesser of fifty (50) shares or the full number of shares then subject to the Option. No fractional shares of Common Stock shall be issued upon the exercise of an Option. If a fractional share of Common Stock shall become subject to an Option by reason of a stock dividend or otherwise, the Optionee shall not be entitled to exercise the Option with respect to such fractional share.

(d)

Each Option shall state whether it will or will not be treated as an incentive stock option.

(e)

Each Option will be deemed exercised on the day written notice specifying the number of shares to be purchased, accompanied by payment in full including, if required by law, applicable taxes, is received by the Company. Payment, except as provided in the Agreement shall be:

(i)

in United States dollars by check or bank draft, or

(i)

by tendering to the Company shares of Common Stock already owned for at least six months by the person exercising the Option, which may include shares received as the result of a prior exercise of an Option, and having an aggregate fair market value, on the date on which the Option is exercised,  equal to the total cash exercise price applicable to the Options being exercised, or

(iii)

by a combination of United States dollars and shares of Common Stock valued as aforesaid.

For purposes of this Plan, fair market value shall be the mean between the highest and lowest prices at which the Common Stock is traded on a national securities exchange or an automated securities quotation exchange on the relevant date, provided however, if there is no sale of the Common Stock on such exchange on such date, fair market value shall be the mean between the bid and asked prices on such exchange at the close of the market on such date. No Optionee shall have any rights to dividends or other

5

right of a shareholder with respect to shares of Common Stock subject to his or her Option until he or she has given written notice of exercise of such Option and paid in full for such shares.

(f)

 Notwithstanding the foregoing, the Administrator(s) may, in their sole discretion, include in the Agreement a provision to allow for the cashless exercise of any Options granted by such Agreement under this Plan.

(g)

The Administrator(s) may, in their discretion, include in the grant of any Option the right of a grantee (hereinafter referred to as a “stock appreciation right”) to elect, in the manner described below, in lieu of exercising his or her Option for all or a portion of the shares of Common Stock covered by such Option, to relinquish his or her Option for all or a portion of the such shares and to receive from the Company a payment equal in value to (x) the fair market value, as determined in accordance with Section 8(e), of a share of Common Stock on the date of such election, multiplied by the number of shares as to which the grantee shall have made such election, less (y) the exercise price for that number of shares of Common Stock for which the grantee shall have made such election under the terms of such Option.  A stock appreciation right shall be exercisable at the time the tandem option is exercisable, and the “expiration date” for the stock appreciation right shall be the amount described in (x) above exceeds the amount described in (y) above.  An election to exercise stock appreciation rights shall be deemed to have been made on the day written notice of such election, addressed to the Administrator(s), is received by the Company.  An Option or any portion thereof with respect to which a grantee has elected to exercise a stock appreciation right shall be surrendered to the Company and such Option shall thereafter remain exercisable according to its terms only with respect to the number of shares as to which it would otherwise be exercisable, less the number of shares with respect to which stock appreciation rights have been exercised.  The grant of a stock appreciation right shall be evidenced by an Agreement.  The Agreement evidencing stock appreciation rights shall be personal and will provide that the stock appreciation rights will not be transferable by the grantee otherwise than by will or the laws of descent and distribution and that they will be exercisable, during the lifetime of the grantee, only by him or her.

(h)

 Except as provided in the applicable Agreement, an Option may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date of such exercise, the grantee was a consultant or employee of either the Company (or of a division) or subsidiary of the Company or of another corporation referred to in Section 421(a)(2) of the Code. The Agreement shall provide whether, and to what extent, an Option may be exercised after termination of continuous employment, but any such exercise shall in no event be later than the termination date of the Option. If the grantee should die, or become permanently disabled as determined by the Administrator(s) at any time when the Option, or any portion thereof, shall be exercisable, the Option will be exercisable within a period provided for in the Agreement, by the Optionee or person or persons to whom his or her rights under the Option shall have passed by will or by the laws of descent and distribution, but in no event at a date later than the termination of the Option. The Administrator(s) may require medical evidence of permanent disability, including medical examinations by physicians selected by it.

(i)

Each Option by its terms shall be personal and shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.  During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee. In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee as provided in Section 8(h) above, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee’s estate or the proper legatees or distributes thereof.

(j)

No incentive stock option shall be granted to an employee  who owns or would be treated as owning by attribution under Code Section 424(d) immediately before the grant of such incentive stock option, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. This restriction shall not apply if, (i) at the time such incentive stock option is granted, the Option price is at least 110% of the fair market value of the shares of Common Stock subject to the Option, as determined in accordance with Section 8(e) on the date of grant, and (ii) the

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incentive stock option by its terms is not exercisable after the expiration of five years from the date of its grant.

(k)

An Option and any Common Stock received upon the exercise of an Option shall be subject to such other transfer restriction and/or legending requirements as are specified in the applicable Agreement.

(l)

No Options or Stock Awards shall be made to any consultant in exchange for or as compensation for capital raising, investor relations or stock promotion.

(m)

Any Options or Stock Awards that are made to any Directors shall be held in trust by the Company until such issuance or issuances are approved by shareholders of the Company holding no less than a majority of the Company’s outstanding shares of common stock at the time of such approval.

9.

Terms and Conditions of Restricted Stock Awards.

Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Administrator(s) shall determine:

(a)

Awards of restricted stock may be in addition to or in lieu of Option grants.  Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Administrator(s) at the time of each award of restricted stock. During a period set forth in the Agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the Agreement permits, to pay the option price pursuant to any Option granted under this Plan, provided an equal number of shares delivered to the Optionee shall carry the same restrictions as the shares so used.

(b)

Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Administrator(s), (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the Agreement, there is a "change in control" of the Company (as defined in such Agreement).  The Administrator(s) may require medical evidence of permanent disability, including medical examinations by physicians selected by it.

(c)

Unless and to the extent otherwise provided in the Agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Administrator(s), retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the Agreement, a "change in control" of the Company (as defined in such Agreement), except to the extent the Administrator(s), in their sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient.

(d)

Stock certificates for restricted stock shall be registered in the name of the recipient but shall be appropriately legended and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

(e)

Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock.

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(f)

Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legending requirements as are specified in the applicable Agreement.

10.

Bonuses and Past Salaries and Fees Payable in Stock.

(a)

In lieu of cash bonuses otherwise payable under the Company’s or applicable division’s or subsidiary’s compensation practices to Directors, officers, employees and consultants eligible to participate in this Plan, the Administrator(s), in their sole discretion, may determine that such bonuses shall be payable in Common Stock or partly in Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of Common Stock which shall be free trading unless otherwise determined by the Administrator(s) in their sole discretion. The number of shares of Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, plus ten percent with fair market value determined as of such date in accordance with Section 8(e).

(b)

In lieu of salaries and fees otherwise payable by the Company to Directors, officers, employees and consultants eligible to participate in this Plan that were incurred for services rendered at any time to the Company, in the event such Directors, officers, employees or consultants elect, the Administrator(s) may provide that such unpaid salaries and fees shall be payable in Common Stock or partly in Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of Common Stock subject to such terms as the Administrator(s) may determine in their sole discretion. The number of shares of Common Stock payable in lieu of salaries and fees otherwise payable shall be determined by the Administrator.

11.

Change in Control.

Each Agreement may, in the sole discretion of the Administrator(s), provide that any or all of the following actions may be taken upon the occurrence of a change in control (as defined in the Agreement) with respect to the Company:

(a)

acceleration of time periods for purposes of vesting in, or realizing gain from, or exercise of any outstanding Option or stock appreciation right or shares of restricted stock awarded pursuant to this Plan;

(b)

offering to purchase any outstanding Option or stock appreciation right or shares of restricted stock made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Administrator(s), as of the date of the change in control; or

(c)

making adjustments or modifications to outstanding Options or stock appreciation rights or with respect to restricted stock as the Administrator(s) deems appropriate to maintain and protect the rights and interests of the Participants following such change in control, provided, however, that the exercise period of any option may not be extended beyond 10 years from the date of grant.

12.

Transfer, Leave of Absence.

For purposes of this Plan:

(a)

transfer of an employee from the Company the division or subsidiary of the Company,

whether or not incorporated, or vice versa, or from one division or subsidiary of the Company to another, and

(b)

a leave of absence, duly authorized in writing by the Company or a subsidiary or division of the Company, shall not be deemed a termination of employment.

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13.

Rights of Directors, Employees and Consultants.

(a)

No person shall have any rights or claims under this Plan except in accordance with the provisions of this Plan and each Agreement.

(b)

Nothing contained in this Plan and Agreement shall be deemed to give any Director,

employee or consultant the right to continued employment by the Company or its divisions or subsidiaries.

14.

Withholding Taxes.

The Company shall require a payment from a Participant to cover applicable withholding for income and employment taxes upon the happening of any event pursuant to this Plan which requires such withholding. The Company reserves the right to offset such tax payment from any funds which may be due the Participant from the Company or its subsidiaries or divisions or, in its discretion, to the extent permitted by applicable law, to accept such tax payment through the delivery of shares of Common Stock owned by the Participant or by utilizing shares of the Common Stock which were to be delivered to the Participant pursuant to this Plan, having an aggregate fair market value, determined as of the date of payment, equal to the amount of the payment due.

15.

Adjustments.

In the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, exchanges of shares, spin-offs, liquidations, reclassifications or other similar changes in the capitalization of the Company, the number of shares of Common Stock available for grant under this Plan shall be adjusted appropriately by the Board, and, where deemed appropriate, the number of shares covered by outstanding stock options and stock appreciation rights outstanding and the number of shares of restricted stock outstanding, and the option price of outstanding stock options, shall be similarly adjusted. If another corporation or other business entity is acquired by the Company, and the Company has assumed outstanding employee option grants under a prior existing plan of the acquired entity, similar adjustments are permitted at the discretion of the Administrator(s). In the event of any other change affecting the shares of Common Stock available for awards under this Plan, such adjustment, if any, as may be deemed equitable by the Administrator(s), shall be made to preserve the intended benefits of this Plan giving proper effect to such event.

16.

Miscellaneous Provisions.

(a)

This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares or the payment of cash upon exercise of any option or stock appreciation right under this Plan. The expenses of this Plan shall be borne by the Company.

(b)

The Administrator(s) may, at any time and from time to time after the granting of an

Option or the award of restricted stock or bonuses payable in Common Stock hereunder, specify such additional terms, conditions and restrictions with respect to such Option or stock as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, the Code, federal and state securities laws and methods of withholding or providing for the payment of required taxes.

(c)

If at any time the Administrator(s) shall determine in its discretion that the listing,

 registration or qualification of shares of Common Stock upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no Option or stock appreciation right may be exercised or restricted stock or stock bonus may be transferred in whole or in part unless and until such listing registration, qualification, consent or approval

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shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Administrator(s).

(d)

By accepting any benefit under this Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated his acceptance and ratification, and consent to, any action taken under this Plan by the Administrator(s), the Company or the Board.

(e)

This Plan shall be governed by and construed in accordance with the laws of the Company’s state of incorporation.

(f)

Administrator(s) members exercising their functions under this Plan are serving as directors of the Company and they shall therefore be entitled to all rights of indemnification and advancement of expenses accorded directors of the Company.

17.

Limits of Liability.

(a)

Any liability of the Company or a subsidiary of the Company to any Participant with respect to any option or award shall be based solely upon contractual obligations created by this Plan and Agreement.

(b)

Neither the Company nor a division or subsidiary of the Company, nor any member of the Administrator(s) or the Board, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken or not taken in connection with this Plan, except as may expressly be provided by statute.

18.

Amendments and Termination.

The Board may, at any time, amend, alter or discontinue this Plan; provided, however, no amendment, alteration or discontinuation shall be made which would impair the rights of any holder of an award of restricted stock, Option, stock appreciation rights or stock bonus theretofore granted, without his or her written consent, or which, without the approval of the shareholders would:

(a)

except as provided in Section 15, increase the maximum number of shares of Common

Stock which may be issued under this Plan;

(b)

except as provided in Section 15, decrease the option price of an Option (and related stock appreciation rights, if any) to less than 100% of the fair market value (as determined in accordance with Section 8(e)) of a share of Common Stock on the date of the granting of the Option (and related stock appreciation rights, if any);

(c)

materially change the class of persons eligible to receive an award of restricted stock or

Options or stock appreciation rights under this Plan;

(d)

extend the duration of this Plan; or

(e)

materially increase in any other way the benefits accruing to Participants.

19.

Duration.

This Plan shall be adopted by the Board and approved by the Company’s shareholders and such regulatory bodies as may in each case be necessary, which approvals, if required, must occur either before, or no later than the period ending twelve months after the date, this Plan is adopted. Subject to such approvals, grants and awards may be made under this Plan between the date of its adoption and receipt of

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such approvals. This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)

upon the adoption of a resolution of the Board terminating this Plan;

(b)

the date all shares of Common Stock subject to this Plan are purchased according to this

Plan’s provisions; or

(c)

ten years from the date of adoption of this Plan by the Board.

No such termination of this Plan shall adversely affect the rights of any Participant hereunder and all Options or stock appreciation rights previously granted and restricted stock and stock bonuses awarded hereunder shall continue in force and in operation after the termination of this Plan, except as they may be otherwise terminated in accordance with the terms of this Plan.

20.

Other Compensation Plans.

This Plan shall not be deemed to preclude the implementation by the Company or its divisions or subsidiaries of other compensation plans which may be in effect from time to time, nor adversely affect any rights of Participants under any other compensation plans of the Company or its divisions or subsidiaries.

21.

Non-Transferability.

No right or interest in any award granted under this Plan shall be assignable or transferable, except as set forth in this Plan and required by law, and no right or interest of any participant in any award shall be liable for, or subject to, any lien, obligation or liability except as set forth in this Plan or as required by law.

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